Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On July 21, 2021, RE/MAX Holdings, Inc. (“RE/MAX Holdings” or the “Company”) acquired Polzler & Schneider Holdings Corporation (“Integra US”) and RE/MAX Ontario-Atlantic Canada Inc. (“Integra Canada”), which are the North American operations of RE/MAX INTEGRA. Integra US and Integra Canada are the sub-franchisors of the RE/MAX brand in five Canadian provinces (New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, and Prince Edward Island) and nine U.S. states (Connecticut, Indiana, Maine, Massachusetts, Minnesota, New Hampshire, Rhode Island, Vermont, and Wisconsin) (collectively, the “Acquisition” or ”Integra”).

Pro forma information

The following unaudited pro forma condensed combined financial information of the Company and the Acquisition is presented to illustrate the estimated effects of the Acquisition as described below.

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on March 31, 2021. The unaudited pro forma combined statements of income (loss) give effect to the Acquisition as if it had occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information were prepared using: (a) the Company’s consolidated financial statements as of and for the year ended December 31, 2020, as included in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2021; (b) the audited historical financial statements of Integra US and Integra Canada as of and for the year ended October 31, 2020, as included in the Current Report on Form 8-K/A, filed with the SEC on October 6, 2021; (c) the Company’s unaudited consolidated financial statements as of and for the three months ended March 31, 2021, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2021; and (d) the unaudited historical combined financial statements of Integra US and Integra Canada as of and for the three months ended January 31, 2021.

The unaudited pro forma condensed combined financial information is presented to reflect the Acquisition and does not represent what the Company’s results of operations or financial position would actually have been had the Acquisition occurred on the dates noted above, or project the Company’s results of operations or financial position for any future periods. The unaudited pro forma condensed combined financial information is intended to provide information about the continuing impact of the Acquisition as if it had been consummated earlier. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have a continuing impact on the Company’s results of operations. In the opinion of management of the Company, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial information have been made. Certain of the Acquisition’s historical amounts have been reclassified to conform to the financial statement presentation of the Company.

The Company is developing a plan to integrate the operations of the Company and the Acquisition. The unaudited pro forma condensed combined financial information does not include the realization of any cost savings from operating efficiencies, synergies or other activities that might result from the Acquisition, however, management’s estimates of certain cost savings to be realized following closing of the Acquisition are presented in Note 5 to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes, which describe the assumptions and estimates underlying the adjustments set forth therein. Those assumptions, estimates, and related adjustments are based on information available at the time of this filing and, accordingly, the actual financial condition or performance of the Company following the Acquisition in periods subsequent to the Acquisition may differ materially from that which is reflected in the unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Interim Condensed Combined Balance Sheet
(In thousands, except share amounts)

	RE/MAX Holdings				Other
	(Historical*)	Integra	Transaction		Transaction
	*as adjusted	(Historical)	Accounting		Accounting		Pro Forma
	March 31, 2021	January 31, 2021	Adjustments		Adjustments		Combined
Assets	(a)	(b)
Current assets:
Cash and cash equivalents	$102,632	$12,378	$(194,500)	(c)	$187,747	(f)	$108,257
Restricted cash	21,500	11,388	—		—		32,888
Accounts and notes receivable, current portion, less allowances	29,544	3,957	—		—		33,501
Income taxes receivable	2,158	—	—		—		2,158
Other current assets	14,715	2,210	1,917	(d)	—		18,842
Total current assets	170,549	29,933	(192,583)		187,747		195,646
Property and equipment, net of accumulated depreciation	9,184	815	—		—		9,999
Operating lease right of use assets	37,816	—	—		—		37,816
Franchise agreements, net	66,072	492	96,550	(e)	—		163,114
Other intangible assets, net	28,284	—	9,000	(e)	—		37,284
Goodwill	165,531	—	108,271	(e)	—		273,802
Deferred tax assets, net	51,003	—	—		—		51,003
Income taxes receivable, net of current portion	1,980	—	—		—		1,980
Other assets, net of current portion	17,068	297	—		—		17,365
Total assets	$547,487	$31,537	$21,238		$187,747		$788,009
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,782	$1,483	$4,584	(l)	$—		$11,849
Accrued liabilities	67,208	18,160	—		—		85,368
Income taxes payable	9,884	6,135	—		—		16,019
Deferred revenue	24,689	21	—		—		24,710
Current portion of debt	2,356	142	—		2,184	(f)	4,682
Current portion of payable pursuant to tax receivable agreements	3,590	—	—		—		3,590
Operating lease liabilities	5,826	—	—		—		5,826
Total current liabilities	119,335	25,941	4,584		2,184		152,044
Debt, net of current portion	220,676	59	—		228,765	(f)	449,500
Payable pursuant to tax receivable agreements, net of current portion	29,974	—	—		—		29,974
Deferred tax liabilities, net	496	187	20,104	(g)	—		20,787
Deferred revenue, net of current portion	19,601	—	—		—		19,601
Operating lease liabilities, net of current portion	48,794	—	—		—		48,794
Other liabilities, net of current portion	5,411	—	1,900	(h)	—		7,311
Total liabilities	444,287	26,187	26,588		230,949		728,011
Commitments and contingencies
Stockholders' equity:
Class A common stock, par value $.0001 per share, 180,000,000 shares authorized; 18,719,248 issued and outstanding as of March 31, 2021	2	—	—		—		2
Class B common stock, par value $.0001 per share, 1,000 shares authorized; 1 share issued and outstanding as of March 31, 2021	—	—	—		—		—
Net equity investment	—	5,075	(5,075)	(i)	—		—
Additional paid-in capital	498,810	—	—		—		498,810
Retained earnings	21,993	—	—		(43,202)	(k)	(21,209)
Accumulated other comprehensive income, net of tax	653	—	—		—		653
Total stockholders' equity attributable to RE/MAX Holdings, Inc.	521,458	5,075	(5,075)		(43,202)		478,256
Non-controlling interest	(418,258)	275	(275)	(j)	—		(418,258)
Total stockholders' equity	103,200	5,350	(5,350)		(43,202)		59,998
Total liabilities and stockholders' equity	$547,487	$31,537	$21,238		$187,747		$788,009

See accompanying notes to unaudited pro forma interim condensed combined financial statements.

Unaudited Pro Forma Interim Condensed Combined Statement of Income

(In thousands, except share and per share amounts)

	RE/MAX Holdings
	(Historical*)	Integra
	*as adjusted	(Historical)			Other
	Three Months	Three Months	Transaction		Transaction
	Ended	Ended	Accounting		Accounting		Pro Forma
	March 31, 2021	January 31, 2021	Adjustments		Adjustments		Combined
Revenue:	(m)	(n)
Continuing franchise fees	$25,374	$6,940	$(1,291)	(o)	$—		$31,023
Annual dues	8,672	—	—		—		8,672
Broker fees	11,953	2,576	(498)	(o)	—		14,031
Marketing Funds fees	18,145	4,199	—		—		22,344
Franchise sales and other revenue	8,151	514	(514)	(p)	—		8,151
Total revenue	72,295	14,229	(2,303)		—		84,221
Operating expenses:
Selling, operating and administrative expenses	43,676	4,721	(1,789)	(o)	—		46,608
Marketing Funds expenses	18,145	4,199	—		—		22,344
Depreciation and amortization	6,808	88	2,506	(q)	—		9,402
Total operating expenses	68,629	9,008	717		—		78,354
Operating income	3,666	5,221	(3,020)		—		5,867
Other expenses, net:
Interest expense	(2,098)	—	—		(1,567)	(r)	(3,665)
Interest income	163	7	—		—		170
Foreign currency transaction gains (losses)	(20)	20	—		—		—
Total other expenses, net	(1,955)	27	—		(1,567)		(3,495)
Income before provision for income taxes	1,711	5,248	(3,020)		(1,567)		2,372
Provision for income taxes	52	(1,337)	823	(s)	222	(s)	(240)
Net income	$1,763	$3,911	$(2,197)		$(1,345)		$2,132
Less: net income attributable to non-controlling interest	600	106	588	(t)	(634)	(t)	660
Net income attributable to RE/MAX Holdings, Inc.	$1,163	$3,805	$(2,785)		$(711)		$1,472

Net income attributable to RE/MAX Holdings, Inc. per share of Class A common stock
Basic	$0.06						$0.08
Diluted	$0.06						$0.08
Weighted average shares of Class A common stock outstanding
Basic	18,496,532						18,496,532
Diluted	18,866,727						18,866,727

See accompanying notes to unaudited pro forma interim condensed combined financial statements.

Unaudited Pro Forma Annual Combined Statement of Income (Loss)

(In thousands, except share and per share amounts)

	RE/MAX Holdings
	(Historical*)	Integra			Other
	*as adjusted	(Historical)	Transaction		Transaction
	Year Ended	Year Ended	Accounting		Accounting		Pro Forma
	December 31, 2020	October 31, 2020	Adjustments		Adjustments		Combined
Revenue:	(u)	(v)
Continuing franchise fees	$90,217	$26,156	$(4,871)	(o)	$—		$111,502
Annual dues	35,075	—	—		—		35,075
Broker fees	50,028	7,731	(1,535)	(o)	—		56,224
Marketing Funds fees	64,402	15,998	—		—		80,400
Franchise sales and other revenue	26,279	1,784	(1,784)	(p)	—		26,279
Total revenue	266,001	51,669	(8,190)		—		309,480
Operating expenses:
Selling, operating and administrative expenses	128,998	29,367	4,028	(o)(w)	2,438	(x)	164,831
Marketing Funds expenses	64,402	15,998	—		—		80,400
Depreciation and amortization	26,106	101	10,076	(q)	—		36,283
Impairment charge - leased assets	7,902	—	—		—		7,902
Settlement charges	—	—	—		40,500	(y)	40,500
Total operating expenses	227,408	45,466	14,104		42,938		329,916
Operating income (loss)	38,593	6,203	(22,294)		(42,938)		(20,436)
Other income (expenses), net:
Interest expense	(9,223)	—	—		(5,437)	(r)	(14,660)
Interest income	340	69	—		—		409
Loss on early extinguishment of debt	—	—	—		(264)	(r)	(264)
Foreign currency transaction gains (losses)	(2)	22	—		—		20
Total other income (expenses), net	(8,885)	91	—		(5,701)		(14,495)
Income (loss) before provision for income taxes	29,708	6,294	(22,294)		(48,639)		(34,931)
Provision for income taxes	(9,162)	(1,983)	3,995	(s)	1,155	(s)	(5,995)
Net income (loss)	$20,546	$4,311	$(18,299)		$(47,484)		$(40,926)
Less: net income (loss) attributable to non-controlling interest	9,296	356	(6,072)	(t)	(19,879)	(t)	(16,299)
Net income (loss) attributable to RE/MAX Holdings, Inc.	$11,250	$3,955	$(12,227)		$(27,605)		$(24,627)

Net income (loss) attributable to RE/MAX Holdings, Inc. per share of Class A common stock
Basic	$0.62						$(1.36)
Diluted	$0.61						$(1.34)
Weighted average shares of Class A common stock outstanding
Basic	18,170,348						18,170,348
Diluted	18,324,246						18,324,246

See accompanying notes to unaudited pro forma interim condensed combined financial statements.

Notes to Unaudited Pro Forma Interim Condensed Combined Financial Statements

(In thousands)

1. Description of the acquisition

On June 3, 2021, the Company entered into a stock purchase agreement (the “Purchase Agreement”) to acquire the North American operations of RE/MAX INTEGRA, which is the sub-franchisor of the RE/MAX brand in five Canadian provinces (New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, and Prince Edward Island) and nine U.S. states (Connecticut, Indiana, Maine, Massachusetts, Minnesota, New Hampshire, Rhode Island, Vermont, and Wisconsin) (collectively, the “Acquisition” or ”Integra”).

The acquisition, closed on July 21, 2021. The Company acquired Integra in order to expand its company-owned regional operations. The consideration paid by the Company was approximately $235.0 million in cash, however, $40.5 million of the consideration was allocated to a loss on the pre-existing master franchise contracts with Integra.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information has been derived from the historical consolidated financial statements of the Company and the historical combined financial statements of Integra, which combine RE/MAX Ontario-Atlantic Canada Inc. (“Integra Canada”) and Polzler & Schneider Holdings Corporation (“Integra U.S.”). Certain Integra historical amounts have been reclassified to conform to the Company’s financial statement presentation. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to the Acquisition as if it had been completed on March 31, 2021. The unaudited pro forma combined statements of income (loss) for the year ended December 31, 2020 and the three months ended March 31, 2021 give effect to the Acquisition as if it had been completed on January 1, 2020.

The unaudited pro forma condensed combined financial information have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786.

The unaudited pro forma condensed combined financial information does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been had the Acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. In addition, future results may differ significantly from those reflected in the pro forma financial statements herein.

Exchange Rates and Reclassifications

The historical financial information of Integra Canada was presented in Canadian dollars. The historical financial information was translated from Canadian dollars to U.S. dollars using the March 31, 2021 spot rate to translate the Balance Sheet and the average daily exchange rate for 2020 and the average daily exchange rate for the three months ended March 31, 2021 to translate the Statement of Operations:

CAD $ / USD $
March 31, 2021 spot rate 0.7941
Three months ended March 31, 2021 average exchange rate 0.7846
Year ended December 31, 2020 average exchange rate 0.7444

These exchange rates may differ from future exchange rates which would have an impact on the Unaudited Pro Forma Condensed Combined Financial Information and would also impact purchase accounting. As an example, utilizing the average daily closing exchange rate at July 21, 2021 of CAD$1/US$0.79116 would decrease the translated amounts for the year ended December 31, 2020 and the three months ended March 31, 2021 by immaterial amounts. Total assets as of March 31, 2021 would also change by an immaterial amount using a foreign exchange rate at close.

3. Preliminary Acquisition Accounting

The acquisition method of accounting for business combinations was used in accordance with Accounting Standards Codification (“ASC“) 805, Business Combinations, with the Company treated as the acquirer. The allocation of the preliminary estimated purchase price is based upon management’s estimates of and assumptions related to the fair values of assets acquired and liabilities assumed as of July 21, 2021, using currently available information. The purchase price was allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill. The estimated fair values are based on preliminary and limited reviews of the assets related to the Integra business. Differences between these preliminary estimates and the final acquisition accounting may have a material impact on the accompanying unaudited pro forma condensed combined financial information and the future results of operations and financial position. The Company expects to finalize the acquisition accounting as soon as practicable, which will not extend beyond the one-year measurement period provided under ASC 805.

The following is a preliminary estimate of the fair value of assets and liabilities acquired (in thousands):

Current assets	$31,850
Property, plant and equipment	815
Other assets, net of current portion	214,610
Current liabilities	(30,525)
Other liabilities, net of current portion	(22,250)
Total purchase price allocated to assets and liabilities	194,500
Loss on contract settlement	40,500
Total consideration	$235,000

4. Pro Forma Adjustments

The actual effects of the Acquisition may differ from the pro forma adjustments. Certain reclassifications were directly applied to the pre-acquisition historical financial statements of Integra to conform to the financial statement presentation of the Company.

Integra reclassifications in the Unaudited Pro Forma Interim Condensed Combined Balance Sheet as of January 31, 2021 are as follows (in thousands):

		Remove entities
		outside the		Total
	Integra U.S.	transaction	Reclassifications	Integra U.S.
Assets
Current assets:
Cash and cash equivalents	$15,136	$(321)	$(6,285)	$8,530
Restricted cash	—	—	6,285	6,285
Accounts and notes receivable, current portion, net	603	—	—	603
Accounts receivable - related party	88	(88)	—	—
Short term notes receivable	85	—	(85)	—
Current portion of long term note receivable	128	—	(128)	—
Income tax recoverable	38	—	(38)	—
Prepaid expenses	507	—	(507)	—
Other current assets	—	—	758	758
Total current assets	16,585	(409)	—	16,176
Property and equipment, net	234	—	—	234
Franchise agreements, net	486	—	—	486
Long term notes receivable	297	—	—	297
Total assets	$17,602	$(409)	$—	$17,193
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$301	$—	$486	$787
Accrued liabilities	465	—	5,857	6,322
Due to related parties	280	(58)	(222)	—
Intercompany payables	264	—	(264)	—
Income taxes payable	1,520	3,823	—	5,343
Current maturities of long term debt	142	—	—	142
Deferred revenue	21	—	—	21
Due to brokers	5,857	—	(5,857)	—
Total current liabilities	8,850	3,765	—	12,615
Long term debt	59	—	—	59
Accrued income taxes	3,823	(3,823)	—	—
Deferred tax liabilities, net	129	—	—	129
Total liabilities	12,861	(58)	—	12,803
Shareholders’ equity:
Share capital, par value $1 per share, 1,000,000 common shares authorized; 2 shares issued and outstanding as of January 31, 2021	2	—	—	2
Additional paid-in capital	1,071	—	—	1,071
Retained earnings (deficit)	3,393	(351)	—	3,042
Total shareholders’ equity	4,466	(351)	—	4,115
Non-controlling interest	275	—	—	275
Total liabilities and stockholders' equity	$17,602	$(409)	$—	$17,193

				Total
	Integra Canada			Integra Canada
	in CAD	in USD	Reclassifications	In USD
Assets
Current assets:
Cash and cash equivalents	$11,272	$8,951	$(5,103)	$3,848
Restricted cash	—	—	5,103	5,103
Accounts and notes receivable, current portion, less allowances	4,224	3,354	—	3,354
Income tax recoverable	367	291	(291)	—
Prepaid expenses	688	546	(546)	—
Due from related parties	577	460	(460)	—
Due from Shareholder	196	155	(155)	—
Other current assets	—	—	1,452	1,452
Total current assets	17,324	13,757	—	13,757
Property and equipment, net of accumulated depreciation	733	581	—	581
Franchise agreements, net	7	6	—	6
Total assets	$18,064	$14,344	$—	$14,344
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$875	$696	$—	$696
Accrued liabilities	6,189	4,914	6,924	11,838
Government remittances payable	663	526	(526)	—
Income taxes payable	997	792	—	792
Due to brokers	8,057	6,398	(6,398)	—
Total current liabilities	16,781	13,326	—	13,326
Deferred tax liabilities, net	74	58	—	58
Total liabilities	16,855	13,384	—	13,384
Shareholders’ equity:
Share capital, par value $1 per share, 1,000,000 common shares authorized; 2 shares issued and outstanding as of January 31, 2021	—	—	—	—
Retained earnings (deficit)	1,209	960	—	960
Total shareholders’ equity	1,209	960	—	960
Total liabilities and stockholders' equity	$18,064	$14,344	$—	$14,344

Integra reclassifications to the Unaudited Pro Forma Interim Condensed Combined Statement of Income for the three months ended January 31, 2021 are as follows (in thousands):

		Remove Entities
		Outside		Total
	Integra U.S.	Transaction	Reclassifications	Integra U.S.
Revenue:
Continuing franchise fees	$2,653	$—	$—	$2,653
Broker fees	2,409	—	—	2,409
Marketing Funds fees	1,972	—	—	1,972
European royalties	1,433	(1,433)	—	—
Franchise sales and renewal fees	191	—	(191)	—
Other income	33	—	(33)	—
Franchise sales and other revenue	—	—	224	224
Total revenue	8,691	(1,433)	—	7,258
Operating expenses:
Selling, operating and administrative expenses	5,620	(1,153)	(2,581)	1,886
Debt forgiveness income	(547)	—	547	—
Marketing Funds expenses	—	—	1,972	1,972
Depreciation and amortization	—	—	69	69
Total operating expenses	5,073	(1,153)	7	3,927
Operating income	3,618	(280)	(7)	3,331
Other expenses, net:
Interest expense	(7)	—	7	—
Total other expenses, net	(7)	—	7	—
Income before provision for income taxes	3,611	(280)	—	3,331
Provision for income taxes	(860)	59	—	(801)
Net income (loss)	$2,751	$(221)	$—	$2,530
Less: net income attributable to non-controlling interest	(106)	—	—	(106)
Net income	$2,645	$(221)	$—	$2,424

				Total
	Integra Canada			Integra Canada
	in CAD	in USD	Reclassifications	in USD
Revenue:
Continuing franchise fees	$5,465	$4,287	$—	$4,287
Broker fees	212	167	—	167
Marketing Funds fees	2,838	2,227	—	2,227
Franchise sales and renewal fees	188	147	(147)	—
Quota deficiency and referral fees	206	162	(162)	—
Franchise sales and other revenue	—	—	290	290
Total revenue	8,909	6,990	(19)	6,971
Direct costs:
Cost of Sales	900	706	(706)	—
Franchise commissions	17	14	(14)	—
Total direct costs	917	720	(720)	—
Operating expenses:
Salaries and benefits	2,324	1,824	(1,824)	—
Media buying	2,123	1,666	(1,666)	—
Events and training	256	200	(200)	—
Travel and entertainment	142	111	(111)	—
General and office	330	259	(259)	—
Rent	183	143	(143)	—
Legal	72	56	(56)	—
Advertising and promotion	53	42	(42)	—
Accounting	6	4	(4)	—
Consulting fee	33	26	(26)	—
Amortization of property and equipment	25	19	(19)	—
Bank charges	11	9	(9)	—
Selling, operating and administrative expenses	—	2	2,833	2,835
Marketing Funds expenses	—	—	2,227	2,227
Depreciation and amortization	—	—	19	19
Total operating expenses	5,558	4,361	720	5,081
Operating income	2,434	1,909	(19)	1,890
Other expenses, net:
Interest income	8	7	—	7
Foreign currency transaction gains (losses)	26	20	—	20
Other income	(24)	(19)	19	—
Total other expenses, net	10	8	19	27
Income before provision for income taxes	2,444	1,917	—	1,917
Provision for income taxes	(683)	(536)	—	(536)
Net income	$1,761	$1,381	$—	$1,381

Integra reclassifications to the Unaudited Pro Forma Annual Combined Statement of Income (loss) for the year ended October 31, 2020 are as follows (in thousands):

		Remove Entities
		Outside		Total
	Integra U.S.	Transaction	Reclassifications	Integra U.S.
Revenue:
Continuing franchise fees	$10,072	$—	$—	$10,072
Broker fees	7,324	—	—	7,324
Marketing Funds fees	8,219	—	—	8,219
European royalties	4,313	(4,313)	—	—
Franchise sales and renewal fees	808	—	(808)	—
Consulting fees	46	—	(46)	—
Other income	181	—	(181)	—
Franchise sales and other revenue	—	—	1,035	1,035
Total revenue	30,963	(4,313)	—	26,650
Operating expenses:
Selling, operating and administrative expenses	24,321	(4,032)	(8,449)	11,840
Debt forgiveness income	(237)	—	237	—
Marketing Funds expenses	—	—	8,219	8,219
Depreciation and amortization	—	—	30	30
Total operating expenses	24,084	(4,032)	37	20,089
Operating income	6,879	(281)	(37)	6,561
Other expenses, net:
Interest expense	(37)	—	37	—
Total other expenses, net	(37)	—	37	—
Income before provision for income taxes	6,842	(281)	—	6,561
Provision for income taxes	(1,983)	59	—	(1,924)
Net income (loss) from continuing operations	$4,859	$(222)	$—	$4,637
Net loss from discontinued operations, net of tax	(6)	6	—	—
Net income	4,853	(216)	—	4,637
Less: net income attributable to non-controlling interest	356	—	—	356
Net income	$4,497	$(216)	$—	$4,281

				Total
	Integra Canada			Integra Canada
	in CAD	in USD	Reclassifications	in USD
Revenue:
Continuing franchise fees	$21,606	$16,084	$—	$16,084
Broker fees	547	407	—	407
Marketing Funds fees	10,450	7,779	—	7,779
Franchise sales and renewal fees	403	300	(300)	—
Quota deficiency and referral fees	578	430	(430)	—
Franchise sales and other revenue	—	—	749	749
Total revenue	33,584	25,000	19	25,019
Direct costs:
Cost of Sales	3,452	2,570	(2,570)	—
Franchise commissions	8	6	(6)	—
Total direct costs	3,460	2,576	(2,576)	—
Operating expenses:
Salaries and benefits	18,252	13,587	(13,587)	—
Media buying	6,861	5,108	(5,108)	—
Events and training	1,461	1,087	(1,087)	—
Travel and entertainment	811	603	(603)	—
General and office	768	572	(572)	—
Rent	677	504	(504)	—
Legal	647	482	(482)	—
Loss on disposal of note receivable	422	314	(314)	—
Advertising and promotion	272	202	(202)	—
Accounting	184	137	(137)	—
Consulting fee	165	123	(123)	—
Amortization of property and equipment	94	70	(70)	—
Bank charges	47	35	(35)	—
Bad debt (recovery)	4	3	(3)	—
Loss (gain) on disposal of assets	2	2	(2)	—
Selling, operating and administrative expenses	—	—	17,527	17,527
Marketing Funds expenses	—	—	7,779	7,779
Depreciation and amortization	—	—	71	71
Total operating expenses	30,667	22,829	2,548	25,377
Operating loss	(543)	(405)	47	(358)
Other expenses, net:
Interest income	92	69	—	69
Government assistance	38	28	(28)	—
Foreign currency transaction gains (losses)	30	22	—	22
Other income	25	19	(19)	—
Total other expenses, net	185	138	(47)	91
Loss before provision for income taxes	(358)	(267)	—	(267)
Provision for income taxes	(79)	(59)	—	(59)
Net loss	$(437)	$(326)	$—	$(326)

Pro Forma Adjustments to the Interim Condensed Combined Balance Sheet as of March 31, 2021 are as follows:

(a)	Represents the Company's historical condensed consolidated balance sheet as of March 31, 2021 as adjusted for the immaterial corrections noted in Note 13 of the Company’s 2021 Third Quarter Form 10-Q. The following table reflects the impact of the immaterial correction on the Company’s previously reported consolidated Balance Sheet (in thousands):

	March 31, 2021
	As previously
	reported	As Adjusted
Franchise agreements, net	$68,337	$66,072
Goodwill	$176,008	$165,531
Deferred tax assets, net	$49,162	$51,003
Total assets	$558,388	$547,487
Retained earnings	$21,433	$21,993
Non-controlling interest	$(406,797)	$(418,258)
Total stockholders' equity	$114,101	$103,200
(b)	Represents Integra's historical condensed combined (Integra Canada and Integra U.S.) balance sheet as of January 31, 2021.
(c)	Represents cash paid, net of the amount of consideration allocated to loss on contract settlement.
(d)	Represents an indemnification asset related to uncertain tax positions on Integra’s historical financial statements (included as part of income taxes payable).
(e)	Represents the preliminary fair value of identifiable intangible assets and goodwill. The franchise agreements and other identifiable intangible assets have weighted average lives of approximately 12 years and 5 years, respectively.
(f)	Represents cash received from debt the Company incurred to finance the Acquisition, net of the amount of consideration allocated to loss on contract settlement.
(g)	Represents the deferred tax liability for intangible assets recorded as part of the Acquisition. There was no step-up for tax purposes for the U.S. intangible assets acquired and there was a partial step-up for the Canadian intangible assets acquired.
(h)	Represents fair value of an unfavorable off market contract.
(i)	Eliminates Integra's historical equity balances in accordance with the acquisition method of accounting.
(j)	Eliminates Integra's historical non-controlling interest balance.
(k)	Represents loss on pre-existing master franchise agreements (see letter “y” below) and loss on debt (see letter “r” below) and related debt transaction fees (see letter “x” below).
(l)	Represents the excess net working capital due to Integra.

Pro Forma Adjustments to the Combined Statement of Income (Loss) are as follows:

(m)	Represents the Company's historical condensed consolidated statement of income for the three months ended March 31, 2021 as adjusted for the immaterial corrections noted in Note 13 of the Company’s 2021 Third Quarter Form 10-Q. The following table reflects the impact of the immaterial correction on the Company’s previously reported consolidated Statement of Income (in thousands, except per share information):

	Three Months Ended
	March 31, 2021
	As previously
	reported	As Adjusted
Depreciation and amortization	$6,937	$6,808
Operating income	$3,537	$3,666
Income before provision for income taxes	$1,582	$1,711
Provision for income taxes	$58	$52
Net income	$1,640	$1,763
Less: net income attributable to non-controlling interest	$548	$600
Net income attributable to RE/MAX Holdings, Inc.	$1,092	$1,163
Net income attributable to RE/MAX Holdings, Inc. per share of Class A common stock, basic	$0.06	$0.06
Net income attributable to RE/MAX Holdings, Inc. per share of Class A common stock, diluted	$0.06	$0.06
(n)	Represents Integra's historical condensed combined income statement for the three months ended January 31, 2021.
(o)	Removes the franchise fee royalties received by RE/MAX Holdings from Integra included in the RE/MAX Holdings (historical) column. The same amounts are removed from the Selling, operating and administrative expenses in the Integra (historical) column.
(p)	Removes historical franchise sales balances that would not have been recognized under ASC 606, Revenue from Contracts with Customers.
(q)	Represents estimated amortization related to the identifiable intangible assets acquired based upon a preliminary determination of fair value. The franchise agreements and other intangible assets have weighted average lives of approximately 12 years and 5 years, respectively.

(r)	Represents incremental interest expense related to the new debt assuming a 3.0% interest rate given that the new debt has a London Interbank Offered Rate (“LIBOR”) floor of 0.5% and a spread of 2.5%. Also represents the loss on early extinguishment of debt.
(s)	Represents the income tax effect of pro forma adjustments presented. The pro forma income tax adjustments were estimated using a combined U.S. federal and state statutory rate of 28.0% and a combined Canadian federal and provincial rate of 26.5%. The effective rate of the post-acquisition combined company could be significantly different (either higher or lower) depending on post merger activities.
(t)	Removes the historical income attributable to non-controlling interest from the Integra (historical) column and adjusts net income in the Transaction Accounting Adjustments and the Other Transaction Accounting Adjustments columns for approximately 40% related to the Company’s non-controlling interest.
(u)	Represents the Company's historical consolidated statement of income for year ended December 31, 2020 as included in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A filed with the SEC on December 21, 2021.
(v)	Represents Integra's historical combined statement of income for year ended October 31, 2020.
(w)	Includes transaction expenses of $10.4 million.
(x)	Includes debt transaction fees of $2.4 million.
(y)	Represents a loss on the pre-existing master franchise agreements with Integra which were effectively settled with the Acquisition. The loss represents the fair value of the difference between the historical contractual royalty rates paid by Integra and the current market rate.

5. Management Adjustments

Management expects that the post-acquisition company will realize certain cost savings as compared to the historical combined costs of the Company and Integra operating independently. Such cost savings, which are anticipated to result from (i) the elimination of duplicate costs and (ii) the manner in which the post-acquisition company is expected to be integrated and managed prospectively are not reflected in any of (a) the Integra (historical) column, (b) the Transaction Accounting Adjustments column, or (c) the Other Transaction Accounting Adjustments column. Management estimates that, had the acquisition been completed as of January 1, 2020, Selling, operating and administrative expenses of $14.0 million for the year ended December 31, 2020 and $0.7 million for the three months ended March 31, 2021 reflected in the historical combined financial statements of Integra would not have incurred. These expenses primarily relate to lower compensation and management fees to previous owners and headcount savings, offset by incremental costs. The tables below present the estimated effects on the pro forma condensed combined statements of operations from elimination of the identified corporate level expenses and offsets to these savings. These estimates are non-GAAP and do not represent adjustments made for the purposes of presenting the unaudited pro forma interim condensed combined balance sheet as of March 31, 2021 or the unaudited pro forma interim condensed combined statement of income for the three months ended March 31, 2021. These estimates are based upon the expectations and beliefs of Company management and are subject to significant risks and uncertainties. The Company’s actual results may differ materially from those set forth in these estimates.

	Three Months Ended March 31, 2021
	Pro forma	Management	As
	combined	Adjustments	Adjusted
Selling, operating and administrative expenses	$46,608	$(697)	$45,911
Net income	$2,132	$507	$2,639
Less: net income attributable to non-controlling interest	$660	$205	$865
Net income attributable to RE/MAX Holdings, Inc.	$1,472	$302	$1,774

Net income attributable to RE/MAX Holdings, Inc. per share of Class A common stock
Basic	$0.08		$0.10
Diluted	$0.08		$0.09

	Year Ended December 31, 2020
	Pro forma	Management	As
	combined	Adjustments	Adjusted
Selling, operating and administrative expenses	$164,831	$(13,982)	$150,849
Net loss	$(40,926)	$10,172	$(30,754)
Less: net loss attributable to non-controlling interest	$(16,299)	$4,157	$(12,142)
Net loss attributable to RE/MAX Holdings, Inc.	$(24,627)	$6,015	$(18,612)

Net loss attributable to RE/MAX Holdings, Inc. per share of Class A common stock
Basic	$(1.36)		$(1.02)
Diluted	$(1.34)		$(1.02)